                                                                    EXHIBIT 23.3



INDEPENDENT AUDITORS' CONSENT


We consent to the use in this amended Registration Statement of UTI Corporation on Form S-1 of our report dated March 25, 1999 on the consolidated financial statements of Noble-Met, Ltd. and Subsidiary as of and for the year ended December 31, 1998, appearing in the Prospectus, which is a part of this Registration Statement, and to the reference to us under the heading "Experts" in such Prospectus.


/s/KPMG LLP

Roanoke, Virginia
February 13, 2001



                                       1